                                                                   Exhibit 10.5
                                                                 EXECUTION COPY

                         PURCHASE AGREEMENT ASSIGNMENT
                         -----------------------------

          THIS ASSIGNMENT ("Assignment") is made as of the 30th day of September, 1997 by WESTERN MICRO TECHNOLOGY, INC., a Delaware corporation (the "Issuer"), and CANPARTNERS INVESTMENTS IV, LLC, a California limited liability company, as agent (in such capacity, the "Agent") for the "Purchasers" under the Note Purchase Agreement referred to below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

                                  WITNESSETH:
                                  ----------

          WHEREAS, the Issuer has entered into that certain Stock Purchase Agreement of September 30, 1997, by and among Harvey E. Najim, Carlton Joseph Mertens II (collectively the "Seller"), the Issuer and Star Management Services, Inc., a Delaware Corporation have entered into a certain Stock Purchase Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), providing, among other things, for the purchase by the Issuer of certain stock from the Seller;

          WHEREAS, the Issuer, the Guarantors from time to time party thereto, the Purchaser referred to therein and the Agent have entered into a certain Note Purchase Agreement of September 30, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), pursuant to which, among other things, (i) the Purchaser has agreed to purchase from the Issuer the Issuer's Second Priority Senior Secured Notes due 2000 (the "Notes") and (ii) the Issuer has granted to the Agent, for the benefit of the Agent and the Purchaser, a security interest in substantially all of its assets, including, without limitation, the Issuer's rights and remedies under the Purchase Agreement; and

          WHEREAS, the Agent and the Purchaser have required, as a condition to their entering into the Note Purchase Agreement, that the Issuer specifically assign to the Agent, for the benefit of the Agent and the Purchaser, as additional security for the prompt and complete payment, observance and performance of the Issuer's obligations thereunder and under the Transaction Documents (such obligations and all such obligations of the Issuer under this Assignment now or hereafter existing being hereinafter referred to as the "Liabilities"), all of the Issuer's rights and remedies under the Purchase Agreement;

          NOW THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer hereby agrees as follows:

          1. The Issuer hereby assigns and transfers to the Agent, for the benefit of the Agent and the Purchasers, and as additional security for the prompt and complete payment,
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performance and observance of the Liabilities, all of its rights and remedies under and with respect to the Purchase Agreement, including, without limitation, its rights to any and all amounts payable to the Issuer by the Seller.

          2. The Issuer hereby irrevocably authorizes and empowers the Agent, upon the occurrence and during the continuance of an Event of Default, to (i) assert, either directly or on behalf of the Issuer, any claims (including any right to payment) the Issuer may have, from time to time, against the Seller under or with respect to the Purchase Agreement and (ii) receive and collect directly from the Seller any amounts due to the Issuer under or with respect to the Purchase Agreement. The Issuer hereby irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as the Issuer's true and lawful attorney (and agent-in-fact) for the purpose of enabling the Agent or its designee, upon the occurrence and during the continuance of an Event of Default, to assert and collect such claims and to apply such monies in the manner set forth herein and in the Note Purchase Agreement.

          3. The Issuer shall (i) keep the Agent informed of all circumstances which may give rise to the Issuer's right to assert claims and/or receive payment under or in connection with the Purchase Agreement and (ii) deliver or cause to be delivered to the Agent copies of all material written communications to, or received from, the Seller or any other party in connection with the Purchase Agreement. The Issuer shall not amend, compromise, settle or waive any of its claims, rights or remedies under or in connection with the Purchase Agreement without the prior written consent of the Agent.

          4. This Assignment shall continue effective until the Liabilities have been fully paid and satisfied and the Note Purchase Agreement has terminated pursuant to its terms.

          5. This Assignment shall be construed according to the internal laws (as opposed to conflicts of law provisions) and decisions of the State of California and shall be immediately binding upon the Issuer.

          6. This Assignment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, this Assignment has been executed and delivered as of the day and year first above written.


                                        WESTERN MICRO TECHNOLOGY, INC.
                                        a Delaware corporation


                                        By:  /s/ James W. Dorst
                                             ----------------------------
                                             James W. Dorst
                                             Chief Financial Officer



                                  ACCEPTANCE
                                  ----------

          Acknowledged and Accepted as of this 30th day of September, 1997.


                                        CANPARTNERS INVESTMENTS IV, LLC,
                                        a California limited liability company


                                        By: /s/ Scott A. Imbach
                                           _____________________________
                                            Scott A. Imbach
                                            Attorney-In-Fact

                             SIGNATURE PAGE 1 OF 2

                             CONSENT TO ASSIGNMENT
                             ---------------------

          The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Assignment dated as of September 30, 1997 ("Assignment"), executed by Western Micro Technology, Inc., a Delaware corporation ("Issuer"), pursuant to which the Issuer has assigned to Canpartners Investments IV, LLC, a California limited liability company, as agent (the "Agent") all of its rights and remedies under that certain Stock Purchase Agreement dated as of September 30, 1997 (the "Purchase Agreement") between the Issuer and the undersigned; (ii) irrevocably consents to the Issuer's execution and delivery of the Assignment; and (iii) agrees to remit all amounts which it is or becomes obligated to pay to the Issuer under the Purchase Agreement in cash directly to the Agent for the account of the Issuer.


                                        /s/ Harvey E. Najim
                                        ---------------------------------
                                        Harvey E. Najim


                                        /s/ Carlton Joseph Mertens II
                                        ---------------------------------
                                        Carlton Joseph Mertens II



          The undersigned hereby consents to the remission by Harvey E. Najim and Carlton Joseph Mertens II to Canpartners Investments IV, LLC, as Agent, of all amounts which Harvey E. Najim and Carlton Joseph Mertens II is or becomes obligated to pay to the undersigned in connection with the Purchase Agreement.


                                        WESTERN MICRO TECHNOLOGY , INC.
                                        a Delaware corporation


                                        By: /s/ James W. Dorst
                                            -----------------------------
                                            James W. Dorst
                                            Chief Financial Officer

                             SIGNATURE PAGE 2 OF 2